                                                                 Exhibit 10.15.2

                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

          THIS FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is made as of this 4th day of February 2000 by and among PaeTec Corp., a Delaware corporation (the "Corporation"), Alliance Cabletel Holdings, L.P., a Delaware limited partnership ("Alliance"), Kline Hawkes California SBIC, L.P. ("Kline Hawkes"), The Union Labor Life Insurance Company Separate Account P ("ULLICO"), the individuals listed on the signature pages hereto (together with Alliance, Kline Hawkes and ULLICO, the "CCS Group Stockholders"), Arunas A. Chesonis ("Mr. Chesonis"), Christopher E. Edgecomb, ("Mr. Edgecomb"), Trustee of the Christopher E. Edgecomb Living Trust dated April 25, 1998 (the "Trust"), and Jeffrey Sudikoff ("Mr. Sudikoff," and together with Mr. Chesonis and Mr. Edgecomb, the "Majority Stockholders"). The CCS Group Stockholders and the Majority Stockholders are hereinafter sometimes collectively referred to as the "Stockholders" and individually as a "Stockholder."

                                    RECITALS
                                    --------

     A. The Corporation and the Stockholders are parties to a Stockholders' Agreement dated as of September 9, 1999 (the "Stockholders' Agreement").

     B. Section 2 of the Stockholders' Agreement grants to each of the CCS Group Stockholders tag-along rights in the event that one or more of the Majority Stockholders proposes to transfer any Securities (as defined in the Stockholders' Agreement) and according to the terms and conditions of the Stockholders' Agreement.

     C. Section 3 of the Stockholders' Agreement provides that each CCS Group Stockholder shall have a preemptive right to acquire capital stock of the Corporation in certain circumstances specified therein.

     D. The Board of Directors of the Corporation has authorized the issuance and sale (the "Series A Preferred Stock Placement") of up to 134,000 shares of a new series of preferred stock of the Corporation, designated the Series A Convertible Preferred Stock (the "Series A Preferred Stock"), to the purchasers (the "Purchasers") listed on the Schedule of Purchasers to, and pursuant to the terms and conditions of, an Equity Purchase Agreement (the "Purchase Agreement").

     E. As a condition to the consummation of the Series A Preferred Stock Placement, the Purchasers have required that the Corporation, the Majority Stockholders and the Purchasers enter into a Stockholders' Agreement (the "Stockholders' Agreement of the Purchasers"), dated the date of the Purchase

Agreement, pursuant to which the Purchasers will be entitled to certain tag-along rights (the "Purchasers' Tag-Along Rights") in the event that one or more of the Majority Stockholders proposes to transfer certain securities of the Corporation.

     F. As a condition to the consummation of the Series A Preferred Stock Placement, the Purchasers have required that the parties hereto enter into a Voting Agreement (the "Voting Agreement"), with the Purchasers which, among other things, will replace and supersede Section 4 of the Stockholders' Agreement to the extent the terms of such Section 4 conflict with or are inconsistent with the terms of the Voting Agreement.

     G. The parties hereto desire to amend the Stockholders' Agreement to induce the Purchasers to consummate the Series A Preferred Stock Placement.


                                   AGREEMENT
                                   ---------

          1.  Defined Terms.  All capitalized terms used in this Amendment
              -------------
without definition shall have the meanings given to such terms in the Stockholders' Agreement. All capitalized terms defined in this Amendment, including the recitals hereof, and not defined in the Stockholders' Agreement are hereby incorporated into and made a part of the Stockholders' Agreement, as amended by this Amendment.

          2.  Amendment of Section 2.1.  Section 2.1 of the Stockholders'
              ------------------------
Agreement is hereby amended, replaced and superseded to read in its entirety as follows:

          "2.1  Right to Transfer.  If, at any time, one or more of the
                -----------------
     Majority Stockholders (which term, for purposes of this Section 2 shall refer to such Majority Stockholders and/or each of the Permitted Transferees of such Majority Stockholders) propose to Transfer any class or type of Securities to any Person (other than a Transfer to a Permitted Transferee), such Majority Stockholder (a "Transferring Stockholder") shall give written notice to each of the CCS Group Stockholders (which term, for the purposes of this Section 2 shall refer to such CCS Group Stockholder and/or each of the Permitted Transferees of such CCS Group Stockholders)("Non-Transferring Stockholders") and the Corporation at least 25 business days prior to the consummation of the proposed Transfer (the "Tag-Along Notice"). Each Non-Transferring Stockholder holding such class or type of Securities may, upon giving written notice to the Transferring Stockholder and the Corporation within 15 business days after its receipt of the Tag-Along Notice (a "Tag-Along Election Notice"), participate in such Transfer on a pro rata basis, at the same price and
                        --- ----

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     upon the same terms and conditions as are applicable to the Transferring
     Stockholder in such transaction. For purposes of the preceding sentence, each Non-Transferring Stockholder's pro rata share shall be a percentage of
                                         --------
     the total number of such type or class of Securities that the purchaser agrees to purchase, such percentage to be determined by dividing (a) the number of Securities of such type or class that such Non-Transferring Stockholder submits for sale pursuant to Section 2.2, by (b) the number of Securities of such type or class proposed to be sold by the Transferring Stockholder plus the total number of Securities of such type or class that
                 ----
     all Non-Transferring Stockholders submit for sale pursuant Section 2.2 plus
                                                                            ----
     the total number of Securities of such type or class that the Purchasers have the right to Transfer in such transaction pursuant to Section 2.2 of the Stockholders' Agreement of the Purchasers, plus, with respect to a
                                                    ----
     proposed Transfer by Mr. Chesonis, the total number of Securities of such type or class that (i) Mr. Edgecomb and Mr. Sudikoff have the right to Transfer in such transaction pursuant to Section 3 of the Majority Stockholders' Agreement and (ii) certain officers of the Corporation have the right to Transfer in such transaction pursuant to the Stock Right Agreements."

          3.    Amendment of Section 2.6.  Section 2.6 of the Stockholders'
                ------------------------
Agreement is hereby amended, replaced and superseded to read in its entirety as follows:

                "2.6 No Other Tag-Along Rights. Except for (i) the rights
                     -------------------------
     granted to the Purchasers under Section 2 of the Stockholders' Agreement of the Purchasers, (ii) the co-sale rights granted to Mr. Edgecomb and Mr. Sudikoff under the Majority Stockholders' Agreement, (iii) the co-sale rights granted under the Stock Rights Agreements, and (iv) the rights granted to the CCS Group Stockholders under Section 2 of this Agreement, no Majority Stockholder shall grant tag-along, co-sale or other rights similar to the rights granted to the CCS Group Stockholders under this Section 2 (i.e., the right to participate in the Transfer of Securities in connection
      ----
     with a Transfer of Securities by a Principal Stockholder) without the prior written consent of CCS Group Stockholders holding a majority of the shares of Common Stock held by all CCS Group Stockholders on the applicable date that such Majority Stockholder desires to grant such rights."

          4.    Amendment of Section 3.1. Section 3.1 of the Stockholders'
                ------------------------
Agreement is hereby amended, replaced and superseded to read in its entirety as follows:

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          "3.1 Right to Purchase.  Subject to Section 3.3, each CCS Group
               -----------------
     Stockholder (which term, for purposes of this Section 3 shall refer to (i) each CCS Group Stockholder, (ii) each of the Permitted Transferees of each CCS Group Stockholder, and (iii) each third party transferee of Securities from a CCS Group Stockholder who is entitled to enjoy the rights of such CCS Group Stockholder hereunder pursuant to Section 8.5 of this Agreement) shall have a preemptive right to acquire any shares of any class of capital stock of the Corporation, including unissued shares, treasury shares or any rights or options to purchase such capital stock, or any securities convertible into or exchangeable for such capital stock or any options to purchase such convertible or exchangeable securities (collectively, "Capital Stock"), authorized by the Board of Directors of the Corporation for issuance after the date hereof. Such preemptive right shall entitle each CCS Group Stockholder to purchase up to such CCS Group Stockholder's pro rata share of all Capital Stock on a fully diluted basis assuming the
     --- ----
     exercise of all outstanding options, warrants and conversion rights to purchase or acquire Capital Stock, based on such CCS Group Stockholder's actual and assumed holdings at that date, at the same price and on the same terms and conditions as those upon which such Capital Stock is proposed to be sold. Notwithstanding the foregoing, such preemptive right shall not apply to any such Capital Stock (each an "Excluded Issuance"): (a) issued in the Series A Preferred Stock Placement pursuant to the Purchase Agreement; (b) issued upon conversion of the Series A Preferred Stock in accordance with the terms of the Corporation's certificate of incorporation; (c) issued upon the exercise of the warrants and options outstanding as of February 4, 2000 (as set forth on the Capitalization Schedule attached to the Purchase Agreement) or warrants or options granted or Common Stock issued by the Corporation pursuant to the Corporation's 1998 Incentive Compensation Plan or PaeTec Communications, Inc. Agent Incentive Plan without any increase in the number of shares of Capital Stock issuable under such plans (other than increases caused by stock splits and similar recapitalizations) from the number of shares of Capital Stock set forth in Section 5 of the Purchase Agreement; (d) issued as a dividend or other distribution on Capital Stock; (e) issued in connection with a merger or consolidation permitted under or approved pursuant to
     Section 5.1(g) of this Agreement; (f) issued upon the exchange, conversion or exercise of any Securities that are exchangeable for, convertible into or exercisable for shares of Capital Stock, the original issuance of which was authorized in compliance with Section 5.1 of this Agreement; or (g) issued to the public in connection with an initial

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     public offering of the Corporation's Common Stock with gross proceeds in excess of $25 million."

          5.  Application of Section 4.
              ------------------------

          (a) The provisions of Section 4 of the Stockholders' Agreement, as modified by Section 5(b) of this Amendment, shall continue in full force and effect to the extent, but only to the extent, that the provisions of such
Section 4 do not conflict with and are not inconsistent with the provisions of the Voting Agreement. To the extent that the provisions of such Section 4 conflict with or are inconsistent with any provisions of the Voting Agreement, the provisions of the Voting Agreement shall control.

          (b) Section 4.2 of the Stockholders' Agreement is hereby amended, replaced and superseded to read in its entirety as follows:

              "4.2  Termination. The provisions set forth in this Section 4
                    -----------
          shall terminate on the date that the CCS Group Stockholders (including their Permitted Transferees) cease to own, on an aggregate basis, at least 5% of the issued and outstanding shares of Common Stock of the Corporation."

          6.  Amendment of Section 5.1(a). Section 5.1(a) of the Stockholders'
              ---------------------------
Agreement is hereby amended, replaced and superseded to read in its entirety as follows:

          "(a) any acquisitions of assets for consideration in excess of (i) $10 million in any single transaction or series of related transactions or
     (ii) $50 million in the aggregate;"

          7.  Waiver of Rights; Consent.  The CCS Group Stockholders hereby
              -------------------------
waive any rights they may have under the Stockholders' Agreement (whether pursuant to Section 3 thereunder or otherwise) and under any other agreement to participate in the purchase and sale of the Series A Preferred Stock under the Purchase Agreement (including with respect to any shares of Common Stock or other securities issued upon conversion of such Series A Preferred Stock) and any other rights they have with respect to such purchase and sale, and hereby consent to the consummation of the purchase and sale of the Series A Preferred Stock and the other transactions contemplated by the Purchase Agreement.

          8.  Binding Effect.  This Amendment shall be binding upon and inure to
              --------------
the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

          9.  Governing Law.  This Amendment shall be governed by, and construed
              -------------
and enforced in accordance with, the laws of the State of New York, except that if any provision of this Amendment or any part of any such provision would be illegal, invalid or enforceable under such laws in connection with a suit or proceeding validly instituted in another jurisdiction, then the laws of such other jurisdiction shall govern insofar as is necessary to sustain the legality, validity or enforceability of such provision or any part of such provision.

          10.  Captions.  Captions to the Sections in this Amendment are for the
               --------
convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

          11.  Enforceability and Interpretation.  It is the intention of the
               ---------------------------------
parties to this Amendment that the terms and provisions contained in this Amendment shall be enforceable to the fullest extent permitted by law. If any term or provision of this Amendment or the application thereof to any Person or circumstance is construed to be illegal, invalid or unenforceable, in whole or in part, then such term or provision shall be construed in such a manner as to permit its enforceability under applicable law to the fullest extent permitted by such law. In any case, the remaining terms and provisions of this Amendment or the application thereof to any Person or circumstance, except those terms and provisions which have been held illegal, invalid or unenforceable, shall remain in full force and effect.

          12.  Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          13.  Additional Documents.  Each party hereto agrees to execute any
               --------------------
and all documents, instruments, certificates and communications deemed to be necessary or advisable by the Corporation to effectuate the purposes of this Amendment.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with full force and effect as of the day and year first written above.

                            THE CORPORATION:

                            PAETEC CORP.


                            By: /s/ Arunas A. Chesonis
                               ------------------------------
                            Its:  CEO, Chairman and President


                            MAJORITY STOCKHOLDERS PARTY
                            HERETO:

                            /s/ Arunas A. Chesonis
                            ---------------------------------
                            Arunas A. Chesonis


                            /s/ Jeffrey Sudikoff
                            ---------------------------------
                            Jeffrey Sudikoff

                            /s/ Christopher E. Edgecomb
                            ---------------------------------
                            Christopher Edgecomb, Trustee of the
                            Christopher E. Edgecomb Living Trust dated
                            April 25, 1998

                            CCS GROUP STOCKHOLDERS:

                            ALLIANCE CABLETEL HOLDINGS, L.P., a
                            Delaware limited partnership


                            By:  KOCOM COMMUNICATIONS, INC., a
                                 Delaware limited partnership


                            By: /s/ James A. Kofalt
                                -----------------------------
                                James A. Kofalt, President

                            KLINE HAWKES CALIFORNIA SBIC, L.P.


                            By:    /s/ Frank Kline
                            ----------------------------
                            Its:  Chairman


                            THE UNION LABOR LIFE INSURANCE
                            COMPANY SEPARATE ACCOUNT P


                            By:    /s/ Joseph Linehan
                            ----------------------------
                            Its:  VP - Securities



                                  /s/ Robert I. Schwartz
                            ----------------------------
                            Robert I. Schwartz


                                  /s/ Kenneth M. Kiraly
                            ----------------------------
                            Kenneth M. Kiraly


                                  /s/ Susan F. Kiraly
                            ----------------------------
                            Susan F. Kiraly


                                  /s/ Richard P. Rizzutti
                            ----------------------------
                            Richard P. Rizzutti


                                  /s/ Bryant Hopper
                            ----------------------------
                            Bryant Hopper


                                  /s/ Ronald S. Johnson
                            ----------------------------
                            Ronald S. Johnson

                                  /s/ Lodwrick Cook
                            ------------------------------
                            Lodwrick Cook


                                  /s/ Peter Cracovaner
                            ------------------------------
                            Peter Cracovaner


                                  /s/ Richard Cunningham
                            ------------------------------
                            Richard Cunningham

                                  /s/ Thomas O. Fitzgerald
                            ------------------------------
                            Thomas O. Fitzgerald


                                  /s/ Wendy Foliano
                            ------------------------------
                            Wendy Foliano


                                  /s/ Joseph Golden
                            ------------------------------
                            Joseph Golden


                                  /s/ Stephen Mayo
                            ------------------------------
                            Stephen Mayo


                                  /s/ Karen Sancimino
                            ------------------------------
                            Karen Sancimino


                                  /s/ Clint Walker
                            ------------------------------
                            Clint Walker